Infinity Q Diversified Alpha Fund

Investor Class	IQDAX
Institutional Class	IQDNX

A series of Trust for Advised Portfolios

Supplement dated June 29, 2018 to the
Prospectus and Statement of Additional Information
each dated February 1, 2018

For the fiscal year ending August 31, 2018, EisnerAmper LLP, 750 Third Avenue, New York, New York 10017, now serves as Independent Registered Public Accounting Firm to the Infinity Q Diversified Alpha Fund (the “Fund”) and to the Cayman Islands subsidiary (the “Subsidiary”).

All references to BBD, LLP as the Independent Registered Public Accounting Firm for the Fund’s and Subsidiary’s fiscal year ending August 31, 2018, in the Fund’s Prospectus and Statement of Additional Information are deleted in their entirety.

Please retain this Supplement with your Prospectus and Statement of Additional Information.